            GALAXY
             VIP FUND


                         GALAXY VARIABLE ANNUITY REPORT


          ANNUAL
          REPORT

          FOR THE YEAR ENDED
          DECEMBER 31, 1997

   CHAIRMAN'S
MESSAGE FOR THE
GALAXY VIP FUND


Dear Variable Annuity Policyholder:

      Enclosed is your annual report for The Galaxy VIP Fund, which covers the fiscal year ended December 31, 1997. Inside, you will find a Market Overview explaining the economic and market changes that occurred during this time and how those changes may have affected your returns. Also included are individual Portfolio Reviews that describe how Fleet Investment Advisors Inc. managed Fund assets in this climate.

      Investors were well rewarded in 1997. Although it was often unclear where growth, inflation, and interest rates would head, the environment proved ideal for investing. Stock returns exceeded 20% for a record third year in a row, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Bond returns were also noteworthy, strengthened by a rally that drove long-term yields to their lowest levels in several years.

      A major tax cut allowed many investors to keep more of these investment returns. Under the Taxpayer Relief Act of 1997 (the "Act"), the top tax rate for long-term capital gains fell from 28% to 20%, while the rate for investors in the 15% income tax bracket dropped from 15% to 10%. For sales after July 28, 1997, the new rates apply to investments held more than 18 months. This new change in tax law helped make investments, particularly those in stocks, more attractive for many taxpayers.

      What do lower capital gains rates mean for variable annuities? Although annuities are taxed at ordinary income rates, which are higher than the new rates for capital gains, annuities offer the significant advantage of tax deferral. By postponing taxes until you withdraw your returns, you keep more of your money at work. This can greatly improve your returns over time - especially if your tax rate is high. The ability to defer taxes also lets you reallocate your investments without worrying about the taxes you will owe.

      Annuities still have advantages over other tax-favored accounts - including the new Roth IRA. Unlike a Roth IRA, annuities have no income or contribution limits. In addition, annuities offer guaranteed minimum death benefits that ensure that your heirs will receive what you contributed to the account, or the account's market value, whichever is greater. With an annuity, you can also arrange for a steady income stream that you won't outlive.

      If you would like more information about making the most of your annuity investments, or you have questions about this report, please call the Galaxy Service Center at 800-628-0414.

Sincerely,


/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund


MUTUAL FUNDS:

- ARE NOT BANK DEPOSITS
- ARE NOT FDIC INSURED
- ARE NOT OBLIGATIONS OF FLEET BANK
- ARE NOT GUARANTEED BY FLEET BANK
- ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED


-------------------------------------
This report relates to the Sub-Accounts of American Skandia Life Assurance Corporation Variable Account E. The underlying mutual fund portfolios in which the Sub-Accounts invest include The Galaxy VIP Fund Money Market, Equity, Asset Allocation and High Quality Bond Portfolios. This report relates to The Galaxy VIP Fund only.

MARKET OVERVIEW


FUND PERFORMANCE
AT-A-GLANCE
Average Annual Returns
as of December 31, 1997


                                            1 Year        3 Years     Life of Account
GALAXY VIP MONEY MARKET FUND                 4.41%          4.14%          2.97%
Inception Date 2/2/93

GALAXY VIP EQUITY FUND                      27.04%         16.14%         10.24%
Inception Date 1/11/93

GALAXY VIP ASSET ALLOCATION FUND            18.38%         12.69%          8.63%
Inception Date 2/6/93

GALAXY VIP HIGH QUALITY BOND FUND            8.76%          5.01%          4.14%
Inception Date 1/21/93


MARKET OVERVIEW
By Fleet Investment Advisors Inc.

      In a nearly perfect economic environment of solid growth and low inflation, stocks and bonds performed well in 1997. Stocks earned more than 20% for an unprecedented third consecutive year, as measured by the S&P 500 Index. For the 12 months ended December 31, 1997, the S&P 500 Index enjoyed a total return of 33.36%. Bonds more than tripled their performance over 1996, with the Lehman Brothers Government/Corporate Bond Index returning 9.76%.

      However, the ride upward was not completely smooth. Although the Federal Reserve (the "Fed") raised interest rates just once, investors frequently feared that further rate hikes would be necessary if growth accelerated. This caused significant volatility in bond prices early in the year and was a factor in driving stock prices lower in April and August.

      Annual returns for the Galaxy VIP Funds were competitive with other funds having similar investment objectives. During the year, we enhanced returns for the equity portfolios by selecting companies with reliable earnings and reasonable valuations. We strengthened returns in the fixed-income portfolios by adjusting their maturity structures and asset mixes for changes in yields.

MODERATE GROWTH, LOWER INFLATION

      At the start of 1997, economic growth was strong, inflation was moderate, and corporate earnings exceeded expectations. Demand for stocks was rising, as mergers and corporate buyback programs reduced stock supplies. By the middle of March, stock prices had risen almost 10%. Concerned about higher inflation and an "irrational exuberance" in stock prices, the Fed raised its short-term interest rates by 25 basis points at the end of March.

      Stock and bond prices fell in response. By the middle of April, bond prices had dropped enough to push yields for 30-year Treasury bonds to a nine-month high of 7.17%, and stock prices had relinquished most year-to-date gains. However, with signs of moderating growth, lower inflation, and progress toward balancing the federal budget, stocks and bonds began to rally. By the end of June, long-term Treasury yields had fallen to their February 1997 levels, and the S&P 500 Index had regained more than twice what it had lost.

      Stock and bond prices continued to improve in the summer, but were increasingly volatile. Stronger than expected economic growth and simmering Asian concerns caused stocks and bonds to weaken in August. During October, currency problems and financial turmoil in Asia were the main catalysts for the first official 10% correction in the broad stock market averages in six years. However, once investors saw that inflation was headed lower, and the Fed had left interest rates unchanged, stocks and bonds quickly rebounded.

MARKET OVERVIEW


PERFORMANCE
AT-A-GLANCE
Average Annual Returns
as of December 31, 1997
Variable Account E
Inception 1/8/93




                                            1 Year        3 Years     Life of Account

GALAXY VIP MONEY MARKET FUND                  4.41%          4.51%          3.88%

GALAXY VIP EQUITY FUND                       27.04%         24.56%         15.67%

GALAXY VIP ASSET ALLOCATION FUND             18.38%         20.27%         12.44%

GALAXY VIP HIGH QUALITY BOND FUND             8.76%         10.37%          5.92%


These results reflect the experience of the sub-accounts of Variable Account E of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account E sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL High Quality Bond, and GAL Asset Allocation. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Administrator and the Advisor are presently waiving and/or reimbursing fees for the Galaxy VIP Money Market Fund, the Galaxy VIP Asset Allocation Fund and Galaxy VIP High Quality Bond Fund. Without such waivers and/or reimbursements, performance would be lower. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.



      The tug-of-war between moderate growth and lower inflation continued in the fourth quarter of 1997. This, plus worsening problems in Asia, brought additional volatility. However, the investment climate remained positive. Growth was solid but annual inflation had dropped from 3.0% in the first quarter to 1.7% in the fourth quarter. Bond prices ended the quarter sharply higher, spurred by a "flight to quality" among investors. At year's end, long-term Treasuries were yielding 5.92%. Despite further weakness in October and December, stocks flirted with their third-quarter highs and ended the quarter with modest gains.

FOCUS ON PRICE AND YIELD ADVANTAGE

      Uncertain whether the strong earnings growth of recent years would continue, investors quickly punished stocks with earnings disappointments. However, for the most part, stock prices remained very high compared to earnings. In this environment, we focused on shares of high-quality companies with reliable earnings and reasonable prices. Once stocks that we owned had met our price expectations, we traded them for issues whose prices were more attractive.

      In the fixed income portfolios, we emphasized longer-maturity issues when inflation-adjusted yields were especially attractive and shorter-maturity issues when yields were less attractive. Because longer-term issues tend to be more sensitive to price changes than shorter-term issues, this helped us optimize yields and price gains while minimizing price losses.

      In response to changing yield spreads, we adjusted the mix of income securities to further enhance returns. Although spreads between corporate issues and Treasury securities remained relatively narrow, we took advantage of widening spreads to add corporate bonds in the Spring. We also boosted the Fund's yield with mortgage-backed securities - until lower interest rates increased home-loan prepayments.

SLOWER GROWTH AHEAD

      In 1998, an aging economic cycle and further trouble in Asia will probably slow GDP growth to 2% and keep inflation below 3%. This could encourage the Fed to reduce interest rates by mid-year. With lower budget deficits also cutting Treasury supplies, bonds should have further room to rally. Although uncertainty about Asia's influence on U.S. exports may keep bond prices volatile, we expect 30-year Treasury yields to remain between 5.50% and 6.50% during the year. As in 1997, we will use a longer maturity structure when yields are attractive and make the most of changing yield spreads where possible.

      Slower growth will likely bring new earnings disappointments. With stock prices still high compared to earnings, such disappointments will probably lead to further market weakness that could be more significant than recent downturns. As a result, we are holding sizable cash reserves in the equity portfolios that we can put to work in new investment opportunities. In the meantime, we will stay focused on high-quality companies with reliable earnings and reasonable valuations. Because multi-national firms may experience greater earnings problems, we currently favor firms with strong domestic sales.

PORTFOLIO REVIEWS


GALAXY VIP MONEY
MARKET FUND
Distribution of Total Net Assets
as of December 31, 1997

[PIE CHART]

Corporate Notes               3%
Commercial Paper             62%
U.S.Agency Obligations       35%


GALAXY VIP MONEY MARKET FUND
Investment Managers
Karen Arneil and Thomas DeMarco
[PHOTO]

      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. Although money market yields traded in a relatively narrow range in 1997, changing expectations for economic growth and inflation brought reversals in yield direction as well as spread changes between yields of different instruments. By anticipating these developments, we helped the Galaxy VIP Money Market Fund earn a total return of 4.99% for the 12 months ended December 31, 1997. This compares with a total return of 4.90% for the average money market fund tracked by Lipper Analytical Services ("Lipper").

ADDRESSING MARKET CHANGES

      When 1997 began, economic growth seemed to be slowing and interest rates were stabilizing. In this environment, we added longer-term investments to the Fund. Soon, however, growth accelerated. Expecting an increase in yields, we gave greater attention to shorter-term instruments. This allowed us to take advantage of higher yields that resulted once the Fed raised short-term interest rates in March.

      In the second quarter, with slower growth and less inflation, money market yields edged lower. However, investors remained nervous about inflation, so we kept the average maturity of Fund investments short. To enhance returns, we selectively added longer term instruments that offered value.



GALAXY VIP MONEY MARKET FUND
7-Day Average Yields

[GRAPH]

JANUARY 1, 1997        DECEMBER 31,1997


An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.


      As investors waited for growth and inflation to accelerate in the third quarter, demand for longer-term instruments fell and their yields became more attractive. We used this opportunity to add investments in securities with longer maturities which enhanced the Fund's yield.

      As the yield curve flattened early in the fourth quarter, we focused again on shorter-term instruments. We made selective investments in longer-term issues late in the year, as technical factors improved yields for issues maturing in 1998. As in previous quarters, we staggered the maturity dates of Fund holdings. As of December 31, 1997, the Galaxy VIP Money Market Fund had an average maturity of 27 days, an SEC 7-day effective yield of 5.22% and an SEC 30-day effective yield of 5.20%.

LOOKING AHEAD

      U.S. economic growth should slow in coming months as deflationary international forces continue and debt-laden consumer spending weakens. As long as inflation is moderate, the Fed will probably not raise interest rates. However, if strong employment puts upward pressure on wages, inflation and interest rates could rise. With economic growth slowing, we believe any rate hike would probably be modest.

      Given the uncertainty about inflation and interest rates, and the flatness of the yield curve, we expect to keep sizable investments in shorter-term money market issues. In managing the mix of Fund securities, we will continue to invest in high quality investments with attractive yields and strong liquidity. As always, we will try to keep the portfolio well diversified.


      Karen Arneil and Tom DeMarco have managed the Galaxy VIP Money Market Fund since September 1996. They have managed money market investments since 1993.

PORTFOLIO REVIEWS


GALAXY VIP
EQUITY FUND
Distribution of Total Net Assets
as of December 31, 1997

[PIE CHART]

Energy                        5%
Consumer Staples             18%
U.S. Agency Obligation       23%
Other Common Stocks           9%
Capital Goods                10%
Consumer Cyclical             9%
Technology                   15%
Finance                      11%


GALAXY VIP EQUITY FUND
Investment Manager
Harold A. Mackinney
[PHOTO]

      The Galaxy VIP Equity Fund seeks long-term growth by investing in companies that Fleet Investment Advisors believes have above-average potential. 1997 has proven to be another good year for equities. However, as stock market indices have more than doubled over the last three years, we have been concerned about both the huge increase in price times earnings multiples that has occurred and the lowest yields that these stock indicators have offered in the last 100 years. For that reason, we have kept a good-sized buying reserve, awaiting more attractive buying opportunities. When the cash reserve is included, the Fund's total performance came in at 27.74%. That compares with returns of 33.35% for the S&P 500 Index and 25.18% for the average growth funds tracked by Lipper. Over the same period, the equity portion of the Fund had a total return of 35.50%.

LOOKING FOR BARGAINS

      Early in the year, there were strong performances from the Fund's financial and consumer staples stocks, with exceptional gains for drug stocks. Returns from these holdings more than offset disappointing performances from certain auto, technology and airline stocks. Early in the first quarter, we used cash to boost positions in financial, energy, aircraft and consumer staples stocks with attractive prices. We continued to increase these sectors in February and April, when stock prices weakened. The additional investments enhanced returns in the second quarter.

      In the first quarter, the Fund enjoyed solid returns from its banking stocks - which continued to benefit from mergers and acquisitions in their industry. Once again, we used market weakness during the quarter to increase shares of existing positions that we plan to hold long term. Many of these were "cyclical" stocks with close ties to economic changes.

      With lower inflation and interest rates in the fourth quarter, the Fund's banking stocks continued to perform well. Shares of drug and retail firms also improved returns - offsetting poorer returns from multinational firms that trade with Asia. During market weakness in October and December, we added to positions whose prices became especially attractive. We again gave attention to cyclical issues that were oversold on concerns about future growth.

VALUATIONS STILL HIGH

      Looking forward to the current year, we continue to be concerned by the record levels that the stock market has reached. As measured by such fundamental valuations as price times earnings ratios and yields, the current stock market is at extremely high levels. A short-term correction, therefore, seems probable. Current corporate earnings expectations appear to be overly optimistic on Wall Street. Disappointment over the actual results could cause a decline of moderate proportions this year. For that reason, we expect to maintain a large cash reserve in the Fund to use in the event that the level of stock prices becomes more attractive. On a longer-term basis, the stock market should continue to do well.

Harold A. Mackinney has managed the Galaxy VIP Equity Fund since its inception.

[GRAPH]
GALAXY VIP EQUITY FUND
Growth of $10,000 investment*

- S&P 500 Index
- Galaxy VIP Equity Fund

* Since the Fund's inception on 1/11/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS


GALAXY VIP ASSET
ALLOCATION FUND
Distribution of Total Net Assets
as of December 31, 1997

[PIE CHART]

Corporate Notes and Bonds                         21%
Asset-Backed and Mortgage-Backed Securities        2%
Common Stocks                                     44%
U.S. Government & Agency Obligations              33%


GALAXY VIP ASSET ALLOCATION FUND
Investment Manager
Don Jones
[PHOTO]

      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond and short-term obligations.

      As stock prices rose in the past year, the Fund benefited by trading shares that performed strongly for shares with greater potential. We further enhanced returns by increasing the allocation to bonds - which rallied sharply during the year. With these strategies, the Fund earned a total return of 19.03% for the 12 months ended December 31, 1997. That compares to a return of 18.54% for the average flexible portfolio fund tracked by Lipper and a return of 33.35% for the S&P 500 Index and a return of 20.80% for the S&P Balanced Market Index, an index reflecting 50% of the return of the S&P 500 Index, 40% of the return of the Lehman Brothers Government/Corporate Bond Index and 10% of the return of the Solomon Brothers Three-Month Treasury Bill Index.

ADDING INCOME AND GROWTH

      We increased the bond allocation to 40% in the first quarter of 1997. After performing strongly for two years, stocks had valuations that were quite high by historical standards, and the market was due for correction. We concentrated our purchases on high-quality asset-backed securities and corporate bonds with attractive yields. As stock prices rose further, we took profits in certain technology and banking shares that had met our objectives and bought shares of selected basic materials, capital goods, telephone and technology-services firms. We also increased our position in the consumer sector.

[GRAPH]
GALAXY VIP ASSET ALLOCATION FUND
Growth of $10,000 investment*


  S&P 500 Index
  Galaxy VIP Asset Allocation Fund

* Since the Fund's inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.


      The larger weighting in bonds served the Fund well in the second quarter, when falling interest rates sent bond prices higher. As slower growth made prices for corporate bonds more attractive, we continued to add to that sector. On the stock side, we traded strong performers in the consumer staples and gas sectors for energy, technology, and insurance shares with appealing values. In addition, we traded stocks of smaller regional banks for others with better potential.

      We continued to add corporate bonds in the second half of the year. In the fourth quarter, we also looked for investments in high-quality asset-backed and mortgage-backed securities. In searching for stocks with the brightest outlooks, we found opportunities in many "cyclical" companies - which became oversold on economic concerns - as well as shares of financial, insurance, and technology firms. In the fourth quarter, when investors worried about earnings for firms that trade with Asia, we focused on shares of companies with strong U.S. sales.

FUNDING NEW OPPORTUNITIES

      As in the third quarter, when stocks reached record highs, we increased the Fund's cash reserves. When stock prices corrected in the fourth quarter, we put this cash to work in new investments at attractive prices. We expect to have similar opportunities in the months ahead, if stocks remain volatile or face another correction. If stock prices correct substantially, we may reduce bond investments as well as cash reserves.

PORTFOLIO REVIEWS


      In the meantime, we will trade stocks that have met our expectations for shares with unrealized potential. With the prospect of slower growth, lower inflation, and further gains in bond prices, the Fund should continue to benefit from its larger bond investments. As we find additional opportunities in corporate bonds, we may increase the allocation in that sector.


Don Jones has managed the Galaxy VIP Asset Allocation Fund since its inception. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.


GALAXY VIP HIGH
QUALITY BOND FUND
Distribution of Total Net Assets
as of December 31, 1997


Net Other Assets &Liabilities                      2%
Asset-Backed and Mortgage-Backed Securities       11%
U.S. Government and Agency Obligations            54%
Corporate Notes & Bonds                           33%


GALAXY VIP HIGH
QUALITY BOND FUND
Investment Manager
Marie Schofield
[PHOTO]

      The Galaxy VIP Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the three highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Rating Group. During the past year, the Fund used an "active duration discipline," which emphasizes "real" (inflation-adjusted) yields for U.S. Treasury securities. Historically, a real yield of 4% or more for long-term Treasuries has represented attractive value and suggests the addition of longer-term investments. Real long-term yields lower than 3.5% have less value and would cause us to shorten maturities. By actively managing and adjusting the mix of maturities within this framework, and optimizing spreads between yields of different instruments, we helped the Fund earn a total return of 9.36% for the 12 months ended December 31, 1997. That compares to returns of 9.76% for the Lehman Brothers Government/Corporate Bond Index and 9.16% for the average of A-rated corporate bond funds tracked by Lipper. On December 31, 1997, the Fund had a 30-day SEC yield of 5.71%.

ACTIVE DURATION AT WORK

      At the end of 1996, with the real yield for long-term Treasury securities at an unattractive 3.1%, we shortened the Fund's maturity structure by selling longer maturities and adding short- to intermediate-term corporate, asset-backed and mortgage-backed securities. This strategy benefited the Fund in the first quarter of 1997, when the Fed raised interest rates, long-term yields moved above 7%, and prices for longer-term issues lost significant ground. Spreads between Treasuries and corporates widened during this time.

      With lower inflation, real long-term yields rose to 4.5% by April. At this point, we traded short- to intermediate-term Treasuries and mortgage-backed securities for longer-term corporates and zero-coupon Treasuries. Many of these corporates performed well in the positive economic climate of the third quarter. We also added asset-backed securities with longer maturities and purchased bonds with put features. Put features can limit price risk when interest rates rise and add upside potential when rates fall.

      As economic growth slowed and inflation edged lower, yields declined through most of the summer and early fall. With real long-term yields still near 4%, we maintained the Fund's exposure to longer maturities. Because yield spreads for corporates and Treasuries had narrowed to earlier levels, we traded investments in long-term corporates for "seasoned" mortgage-backed securities with relatively low prepayment risk.

PORTFOLIO REVIEWS


      We continued to reduce corporate securities in favor of Treasury securities at the end of the year, selling issues of domestic companies with ties to Asia. Because real long-term yields were still attractive, we kept the Fund's maturity structure on the long side. The Fund's longer-term issues enjoyed strong returns as interest rates fell and bond prices rose. With lower interest rates, we gave greater attention to mortgage-backed securities with coupons near or below market levels.

FUTURE STRATEGIES

      Should interest rates continue to fall, we may further reduce the prepayment sensitivity of the Fund's mortgage holdings. We will also watch for signs of renewed inflation that might suggest a more neutral or defensive maturity structure. Although concern about the effect of Asia's problems on U.S. growth has made corporate bonds more attractive, we do not expect to increase the Fund's corporate exposure until the earnings outlook for domestic companies is more clear.

Marie Schofield became manager of the Galaxy VIP High Quality Bond Fund in March of 1996. She has managed fixed-income assets since 1975.

[GRAPH]
GALAXY VIP HIGH QUALITY BOND FUND
Growth of $10,000 investment*

  Lehman Brothers Government/Corporate Bond Index
  Galaxy VIP High Quality Bond Fund

*Since the Fund's inception on 1/21/93. The Lehman Brothers
 Government/Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the Lehman Brothers Government/Corporate Bond Index do not reflect the expenses and investment management fees incurred by the Fund.

THE GALAXY
VIP FUND

VIP MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

                                                                        VALUE
    PAR VALUE                                                          (NOTE 2)
----------------                                                      ----------
COMMERCIAL PAPER     (A)- 62.40%

                     FINANCE - 36.73%

$        350,000     Cargill Global Funding Plc
                     5.75%, 01/29/98 (B) .........................    $  348,435
         600,000     Ford Motor Credit Co.
                     5.50%, 01/12/98 .............................       598,992
         700,000     General Electric Capital Corp.
                     5.71%, 01/23/98 .............................       697,557
         600,000     IBM Credit Corp.
                     5.53%, 02/05/98 .............................       596,774
         700,000     National Rural Utilities
                     Cooperative Finance Corp.
                     5.66%, 02/10/98 .............................       695,598
         700,000     Novartis Finance Corp.
                     5.76%, 01/08/98 .............................       699,216
         600,000     Toronto Dominion Holdings USA, Inc.
                     5.53%, 01/02/98 .............................       599,908
         700,000     Toyota Motor Credit Corp.
                     5.65%, 01/21/98 .............................       697,803
         700,000     USAA Capital Corp.
                     5.66%, 01/30/98 .............................       696,808
                                                                      ----------
                                                                       5,631,091
                                                                      ----------

                     TECHNOLOGY - 13.61%

         700,000     AT&T Corp.
                     5.70%, 02/27/98 .............................       693,683
         700,000     BellSouth Telecommunications, Inc.
                     5.68%, 02/12/98 .............................       695,361
         700,000     Lucent Technologies, Inc.
                     5.54%, 01/26/98 .............................       697,307
                                                                      ----------
                                                                       2,086,351
                                                                      ----------

                     CONSUMER STAPLES - 12.06%

         400,000     Campbell Soup Co.
                     5.60%, 01/26/98 (B) .........................       398,444
         400,000     Coca-Cola Co.
                     5.73%, 02/09/98 .............................       397,517
         559,000     Gillette Co.
                     5.70%, 01/15/98 (B) .........................       557,761
         500,000     Procter & Gamble Co.
                     5.70%, 03/04/98 .............................       495,092
                                                                      ----------
                                                                       1,848,814
                                                                      ----------
                     TOTAL COMMERCIAL PAPER ......................    9,566,256
                                                                      ----------
                     (Cost $9,566,256)

U.S. AGENCY OBLIGATIONS (A) - 34.45%

                     FEDERAL HOME LOAN MORTGAGE CORPORATION - 27.99%

       3,296,000     6.00%, 01/02/98 .............................     3,295,451
       1,000,000     5.39%, 01/30/98 .............................       995,449
                                                                      ----------
                                                                       4,290,900
                                                                      ----------

                                                                        VALUE
    PAR VALUE                                                          (NOTE 2)
----------------                                                     -----------
                     FEDERAL HOME LOAN BANK - 6.46%

$      1,000,000     5.59%, 03/04/98 .............................   $   990,381
                                                                     -----------
                     TOTAL U.S. AGENCY OBLIGATIONS ...............     5,281,281
                                                                     -----------
                     (Cost $5,281,281)

CORPORATE NOTES - 3.26%

         500,000     Wal-Mart Stores, Inc.
                     Senior Note
                     5.50%, 03/01/98 .............................       499,686
                                                                     -----------
                     TOTAL CORPORATE NOTES .......................       499,686
                                                                     -----------
                     (Cost $499,686)

TOTAL INVESTMENTS - 100.11% ......................................    15,347,223
                                                                     -----------
(Cost $15,347,223)

NET OTHER ASSETS AND LIABILITIES - (0.11)% .......................       (17,318)
                                                                     -----------
NET ASSETS - 100.00% .............................................   $15,329,905
                                                                     ===========

---------------------------------------

(A)   Discount yield at time of purchase.

(B) Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1997, these securities amounted to $1,304,640 or 8.51% of net assets.



                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

VIP EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997


                                                                        VALUE
    SHARES                                                             (NOTE 2)
----------------                                                     -----------
COMMON STOCKS - 77.20%

                         CONSUMER STAPLES - 18.04%

        12,000           Anheuser-Busch Cos., Inc.                    $   528,000
        20,000           Bristol-Myers Squibb Co.                       1,892,499
        14,000           Gillette Co.                                   1,406,125
        18,000           Johnson & Johnson                              1,185,750
        14,000           Merck & Co., Inc.                              1,487,500
        40,000           PepsiCo, Inc.                                  1,457,500
        20,000           Pfizer, Inc.                                   1,491,250
        14,000           Procter & Gamble Co.                           1,117,375
        20,000           Sara Lee Corp.                                 1,126,250
        20,000           Sysco Corp.                                      911,250
                                                                      -----------
                                                                       12,603,499
                                                                      -----------

                         TECHNOLOGY - 15.15%

        16,000           AMP, Inc.                                        672,000
        38,000           Applied Materials, Inc.*                       1,144,750
        22,000           Automatic Data Processing, Inc.                1,350,250
        28,000           Corning, Inc.                                  1,039,500
        20,000           Hewlett-Packard Co.                            1,250,000
        35,000           Intel Corp.                                    2,458,750
        14,000           Microsoft Corp.*                               1,809,500
        15,000           Motorola, Inc.                                   855,938
                                                                      -----------
                                                                       10,580,688
                                                                      -----------

                         FINANCE - 11.06%

        15,000           American International Group, Inc              1,631,250
        18,000           Barnett Banks, Inc.                            1,293,750
        16,000           Crestar Financial Corp.                          912,000
        30,000           Fannie Mae                                     1,711,875
        40,000           Hibernia Corp., Class A                          752,500
        20,000           SunTrust Banks, Inc.                           1,427,500
                                                                      -----------
                                                                        7,728,875
                                                                      -----------

                         CAPITAL GOODS - 10.13%

        28,000           Boeing Co.                                     1,370,250
        32,000           Caterpillar, Inc.                              1,554,000
        28,000           Deere & Co.                                    1,632,750
        18,000           General Electric Co.                           1,320,750
        27,000           Thermo Electron Corp.*                         1,201,500
                                                                      -----------
                                                                        7,079,250
                                                                      -----------
                         CONSUMER CYCLICAL - 9.25%

        10,000           Armstrong World Industries, Inc.                 747,500
        21,000           Dayton-Hudson Corp.                            1,417,500
        10,000           Disney (Walt) Co.                                990,625
        21,000           Home Depot, Inc.                               1,236,375
        27,000           McDonald's Corp.                               1,289,250
        28,000           Sherwin-Williams Co.                             777,000
                                                                      -----------
                                                                        6,458,250
                                                                      -----------


                                                                           VALUE
    SHARES                                                                (NOTE 2)
----------------                                                        -----------

                     ENERGY - 5.49%

         9,000       Atlantic Richfield Co.                             $   721,125
        14,000       Exxon Corp.                                            856,625
        24,000       Halliburton Co.                                      1,246,500
        14,000       Mobil Corp.                                          1,010,625
                                                                        -----------
                                                                          3,834,875
                                                                        -----------

                     TRANSPORTATION - 4.09%

        10,000       AMR Corp.*                                           1,285,000
        22,000       Ford Motor Co.                                       1,071,125
         8,000       Union Pacific Corp.                                    499,500
                                                                        -----------
                                                                          2,855,625
                                                                        -----------

                     BASIC MATERIALS - 3.99%

         9,000       Air Products & Chemicals, Inc.                         740,250
        11,000       Consolidated Papers, Inc.                              587,125
         7,000       Dow Chemical Co.                                       710,500
         9,000       Georgia-Pacific Corp.                                  546,750
         9,000       Georgia-Pacific Corp., Timber Group*                   204,188
                                                                          2,788,813
                                                                        -----------
                     TOTAL COMMON STOCKS                                 53,929,875
                                                                        -----------
                     (Cost $27,788,755)

   Par Value
--------------
U.S. AGENCY OBLIGATION (A) - 22.75%

                     FEDERAL HOME LOAN MORTGAGE CORPORATION - 22.75%

$   15,899,000       6.00%, 01/02/98                                     15,896,350
                                                                        -----------
                     Total U.S. Agency Obligation                        15,896,350
                                                                        -----------
                     (Cost $15,896,350)



TOTAL INVESTMENTS - 99.95%                                               69,826,225
                                                                        -----------
(Cost $43,685,105)

NET OTHER ASSETS AND LIABILITIES - 0.05%                                     36,736
                                                                        -----------
NET ASSETS - 100.00%                                                    $69,862,961
                                                                        ===========


---------------------------------------

*     Non income producing security.

(A)   Discount yield at time of purchase.



                       See Notes to Financial Statements.

THE GALAXY
VIP FUND


VIP ASSET ALLOCATION
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997



                                                                        VALUE
    SHARES                                                            (NOTE 2)
----------------                                                     -----------
COMMON STOCKS - 44.42%

                          CONSUMER STAPLES - 9.52%

         7,500            Coca-Cola Enterprises, Inc.                $   266,719
         5,000            CPC International, Inc.                        538,750
         4,000            Gillette Co.                                   401,750
         6,000            Lilly (Eli) & Co.                              417,750
         7,000            Merck & Co., Inc.                              743,750
        14,000            PepsiCo, Inc.                                  510,125
         7,000            Pfizer, Inc.                                   521,938
         5,000            Procter & Gamble Co.                           399,063
         2,000            Warner-Lambert Co.                             247,985
                                                                     -----------
                                                                       4,047,830
                                                                     -----------

                          FINANCE - 7.38%

         4,500            American International Group, Inc.             489,375
         2,500            BankBoston Corp.                               234,844
         2,000            Chase Manhattan Corp.                          219,000
        10,000            Fannie Mae                                     570,625
         6,000            First Union Corp.                              307,500
         4,000            Hartford Financial
                          Services Group, Inc.                           374,250
         9,000            Norwest Corp.                                  347,625
         5,000            SunAmerica, Inc.                               213,750
         6,000            Washington Mutual, Inc.                        382,875
                                                                     -----------
                                                                       3,139,844
                                                                     -----------

                          TECHNOLOGY - 6.56%

         8,000            Automatic Data Processing, Inc.                491,000
         8,000            Boston Scientific Corp.*                       367,000
        11,000            Cisco Systems, Inc.*                           613,250
         8,000            Hewlett-Packard Co.                            500,000
         4,000            Intel Corp.                                    281,000
         3,000            Motorola, Inc.                                 171,188
         5,000            Xerox Corp.                                    369,063
                                                                     -----------
                                                                       2,792,501
                                                                     -----------


                          CONSUMER CYCLICAL - 5.02%

        11,000            Ford Motor Co.                                 535,563
        12,000            Home Depot, Inc.                               706,500
         5,400            McDonald's Corp.                               257,850
        15,000            Sherwin-Williams Co.                           416,250
         7,000            Walgreen Co.                                   219,625
                                                                     -----------
                                                                       2,135,788
                                                                     -----------



                          ENERGY - 4.20%

         3,000            Anadarko Petroleum Corp.                  $    182,063
         2,000            Baker Hughes, Inc.                              87,250
         3,000            Exxon Corp.                                    183,563
         6,000            Halliburton Co.                                311,625
         8,000            Mobil Corp.                                    577,500
         8,000            Noble Affiliates, Inc.                         282,000
         2,000            Schlumberger, Ltd.                             161,000
                                                                     -----------
                                                                       1,785,001
                                                                     -----------

                          CAPITAL GOODS - 4.01%

        11,000            Boeing Co.                                     538,313
         5,000            Dresser Industries, Inc.                       209,688
         5,000            General Electric Co.                           366,875
        10,000            Thermo Electron Corp.*                         445,000
         2,000            United Technologies Corp.                      145,625
                                                                     -----------
                                                                       1,705,501
                                                                     -----------

                          BASIC MATERIALS - 3.48%

         7,000            AlliedSignal, Inc.                             272,563
         9,000            Crown Cork & Seal Co., Inc.                    451,125
         5,000            Minnesota Mining &
                          Manufacturing Co.                              410,313
        10,000            Sonoco Products Co.                            346,875
                                                                     -----------
                                                                       1,480,876
                                                                     -----------

                          UTILITIES - 3.05%

         5,000            Frontier Corp.                                 120,313
         5,000            SBC Communications, Inc.                       366,250
        12,000            United States Filter Corp.*                    359,250
        15,000            WorldCom, Inc.                                 453,750
                                                                     -----------
                                                                       1,299,563
                                                                     -----------

                          TRANSPORTATION - 1.20%

         8,000            Southwest Airlines Co.                         197,000
         5,000            Union Pacific Corp.                            312,188
                                                                     -----------
                                                                         509,188
                                                                     -----------
                          TOTAL COMMON STOCKS                         18,896,092
                                                                     -----------
                          (Cost $13,798,109)



                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

VIP ASSET ALLOCATION
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997



                                                                        VALUE
    SHARES                                                            (NOTE 2)
----------------                                                     -----------
PREFERRED STOCK - 0.43%


         3,000            Loral Space and
                          Communications, Ltd., Series C* (B)        $   183,750
                                                                     -----------
                          TOTAL PREFERRED STOCK                          183,750
                                                                     -----------

                          (Cost $162,773)

   PAR VALUE
----------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.86%

                          FEDERAL HOME LOAN MORTGAGE
                          CORPORATION - 18.08%

$    7,449,000            6.00%, 01/02/98 (A)                        $ 7,447,759
       241,540            7.00%, 01/01/27                                244,180
                                                                     -----------
                                                                       7,691,939
                                                                     -----------

                          U.S. TREASURY BONDS - 8.43%

       350,000            7.25%, 05/15/16                                398,689
       500,000            7.50%, 11/15/16                                583,975
       100,000            7.88%, 02/15/21                                122,838
       250,000            8.00%, 11/15/21                                311,865
       450,000            7.25%, 08/15/22                                519,907
       450,000            7.63%, 11/15/22                                541,814
       400,000            7.13%, 02/15/23                                456,832
       615,000            6.38%, 08/15/27                                649,359
                                                                     -----------
                                                                       3,585,279
                                                                     -----------

                          FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION - 2.19%

       100,000            6.40%, 03/25/03                                 99,993
       150,000            6.31%, 08/25/03, MTN                           149,703
       100,000            8.18%, 04/15/24, MTN                           101,324
       219,237            10.00%, 05/01/22, Pool # 313544                242,843
       244,936            6.00%, 04/01/11, Pool # 338365                 241,489
        95,949            6.50%, 02/01/27, Pool # 371680                  94,750
                                                                     -----------
                                                                         930,102
                                                                     -----------

                          GOVERNMENT NATIONAL MORTGAGE
                          ASSOCIATION - 1.59%

       279,189            8.00%, 09/15/17, Pool # 780520                 293,757
        76,116            9.00%, 12/15/17, Pool # 780201                  82,895
       301,500            6.50%, 05/15/24, Pool # 780168                 298,956
                                                                     -----------
                                                                         675,608
                                                                     -----------

                          U.S. TREASURY NOTES - 1.16%

       200,000            7.88%, 11/15/04                                223,698
       250,000            7.00%, 07/15/06                                269,965
                                                                     -----------
                                                                         493,663
                                                                     -----------


                                                                        VALUE
    PAR VALUE                                                          (NOTE 2)
----------------                                                      ----------

                          FEDERAL HOME LOAN BANK - 0.82%

$      100,000            6.41%, 12/29/03                             $   99,996
       250,000            7.00%, 11/21/05                                249,942
                                                                      ----------
                                                                         349,938
                                                                      ----------

                          FEDERAL FARM CREDIT BANK - 0.59%

       250,000            6.40%, 12/11/00, MTN                           250,040
                                                                      ----------
                          TOTAL U.S. GOVERNMENT AND
                          AGENCY OBLIGATIONS                          13,976,569
                                                                      ----------
                          (Cost $13,695,206)

CORPORATE NOTES AND
BONDS - 20.91%

                          FINANCE - 7.77%

       155,000            American General Finance Corp.
                          Senior Note
                          8.25%, 01/15/98                                155,091
       100,000            Aristar, Inc., Senior Note
                          6.75%, 05/15/99                                101,000
       250,000            Associates Corp. of North America
                          7.88%, 09/30/01                                264,063
       100,000            Associates Corp. of North America, MTN
                          6.00%, 03/15/99                                100,125
       100,000            CIT Group Holdings, Inc., Senior MTN
                          6.20%, 06/17/99                                100,250
       100,000            Caterpillar Financial Services Corp.
                          Series E, MTN
                          6.87%, 11/30/99                                101,375
       250,000            Caterpillar Financial Services Corp.
                          Series F, MTN
                          6.74%, 04/05/00                                253,750
       250,000            Commercial Credit Co., Senior Note
                          5.55%, 02/15/01                                246,250
       100,000            Deere (John) Capital Corp.
                          6.30%, 06/01/99                                100,500
       250,000            Ford Motor Credit Co.
                          6.38%, 12/15/05                                250,313
       100,000            General Motors Acceptance Corp., MTN
                          6.35%, 06/18/98                                100,264
       100,000            General Motors Acceptance Corp.
                          7.75%, 01/15/99                                101,750
       200,000            General Motors Acceptance Corp.
                          7.00%, 03/01/00                                203,750
       150,000            Household Finance Corp.
                          7.63%, 06/15/99                                153,188
       200,000            International Lease Finance Corp.
                          6.20%, 05/01/00                                200,500
       400,000            Norwest Financial, Inc., Senior Note
                          7.75%, 08/15/01                                421,500
       250,000            PACCAR Financial Corp.
                          Series H, Senior MTN
                          6.39%, 06/15/00                                252,188



                       See Notes to Financial Statements.

THE GALAXY
VIP FUND
VIP ASSET ALLOCATION
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997

                                                                        VALUE
   PAR VALUE                                                           (NOTE 2)
   ---------                                                         -----------
                  FINANCE - CONTINUED

$      100,000    Pitney Bowes Credit Corp., Series C, MTN
                  6.54%, 07/15/99                                    $   101,000
       100,000    Sears Roebuck Acceptance Corp.
                  Series II, MTN
                  6.38%, 02/16/99                                        100,500
                                                                     -----------
                                                                       3,307,357
                                                                     -----------

                  BANKING - 4.15%

       100,000    Bank One Milwaukee, N.A. MTN
                  6.35%, 03/19/01                                        100,625
       300,000    Chase Manhattan Corp., MTN
                  5.50%, 02/15/01                                        294,000
       200,000    Citicorp, Senior MTN
                  8.63%, 11/01/04                                        209,000
       250,000    First Union Corp., Senior Note
                  6.60%, 06/15/00                                        252,813
       200,000    Mellon Financial Co., Senior Note
                  7.63%, 11/15/99                                        206,250
       250,000    NationsBank Corp., Senior Note
                  5.38%, 04/15/00                                        246,250
       100,000    NationsBank Corp., Senior Note
                  7.00%, 05/15/03                                        103,125
       100,000    SunTrust Bank of Central Florida, MTN
                  6.90%, 06/01/07                                        102,875
       250,000    Wachovia Bank NC, N.A.
                  6.30%, 03/15/01                                        250,938
                                                                     -----------
                                                                       1,765,876
                                                                     -----------

                  INDUSTRIAL - 1.79%

       250,000    Coca-Cola Enterprises, Inc.
                  6.70%, 10/15/36                                        259,375
       100,000    International Business Machines Corp.
                  Debenture
                  6.22%, 08/01/27                                        101,500
       100,000    Parker Hannifin Corp.
                  7.30%, 05/15/11                                        107,375
       280,000    Rockwell International Corp.
                  Debenture
                  8.88%, 09/15/99                                        292,950
                                                                     -----------
                                                                         761,200
                                                                     -----------

                  OIL, GAS, AND PETROLEUM - 1.55%

       200,000    Occidental Petroleum Corp., MTN
                  6.75%, 09/16/99                                        202,000
       200,000    Phillips Petroleum Co., Debenture
                  9.38%, 02/15/11                                        249,750
       100,000    Union Oil Co. of California, MTN
                  Guaranteed: Unocal Corp.
                  6.70%, 10/15/07                                        102,250
       100,000    Union Pacific Resources Group, Inc.
                  7.00%, 10/15/06                                        104,250
                                                                     -----------
                                                                         658,250
                                                                     -----------
                  UTILITIES - 0.93%

$      250,000    Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07                                    $   252,500
       140,000    Virginia Electric & Power Co.
                  Series B, MTN
                  9.35%, 06/22/98                                        142,275
                                                                     -----------
                                                                         394,775
                                                                     -----------

                  MERCHANDISING AND RETAIL - 0.85%

       100,000    The May Department Stores Co.
                  7.45%, 10/15/16                                        107,500
       250,000    Rite Aid Corp.
                  6.70%, 12/15/01                                        254,063
                                                                     -----------
                                                                         361,563
                                                                     -----------

                  EQUIPMENT - 0.85%

       250,000    Baker Hughes, Inc.
                  7.63%, 02/15/99                                        254,688
       100,000    Xerox Corp., MTN
                  7.20%, 04/01/16                                        105,500
                                                                     -----------
                                                                         360,188
                                                                     -----------

                  TELECOMMUNICATIONS - 0.70%

       300,000    Northern Telecom, Ltd.
                  Yankee Note
                  6.00%, 09/01/03                                        297,375
                                                                     -----------

                  PROCESSED FOODS - 0.63%

       250,000    Sysco Corp.
                  7.25%, 04/15/07                                        267,813
                                                                     -----------

                  PHARMACEUTICALS - 0.59%

       250,000    Lilly (Eli) & Co.
                  6.75%, 11/15/99                                        253,438
                                                                     -----------


                  AEROSPACE - 0.50%

       200,000    Lockheed Martin Corp.
                  Guaranteed: Lockheed Martin
                  Tactical Systems, Inc.
                  7.25%, 05/15/06                                        211,750
                                                                     -----------

                  CONSUMER PRODUCTS - 0.34%

       135,000    Hershey Foods Corp., Debenture
                  7.20%, 08/15/27                                        144,619
                                                                     -----------



                       See Notes to Financial Statements.

\THE GALAXY
VIP FUND
VIP ASSET ALLOCATION
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997

                                                                       VALUE
   PAR VALUE                                                          (NOTE 2)
   ---------                                                        ------------
                  TRANSPORTATION - 0.26%

$      100,000    Southwest Airlines Co.
                  Senior Unsecured Note
                  9.40%, 07/01/01                                   $    109,375
                                                                    ------------
                  TOTAL CORPORATE NOTES AND BONDS                      8,893,579
                                                                    ------------
                  (Cost $8,815,439)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 1.78%

        70,000    California Infrastructure & Economic
                  Development Bank, Special Purpose Trust
                  Pacific Gas & Electric Co.
                  Series 1997-1, Class A-4
                  6.16%, 06/25/03                                         70,241
       250,000    California Infrastructure & Economic
                  Development Bank, Special Purpose Trust
                  San Diego Gas & Electric Co.
                  Series 1997-1, Class A-3
                  6.07%, 03/25/03                                        250,234
       250,000    Chase Credit Card Master Trust
                  Series 1997-2, Class A
                  6.30%, 04/15/03                                        251,250
       100,000    NationsBank Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.38%, 07/15/00                                        100,218
        82,862    Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26                                         82,652
                                                                    ------------
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES                             754,595
                                                                    ------------
                  (Cost $682,476)

TOTAL INVESTMENTS - 100.40%                                         $ 42,704,585
                                                                    ------------
(Cost $37,154,003)

NET OTHER ASSETS AND LIABILITIES - (0.40)%                             (169,379)
                                                                    ------------
NET ASSETS - 100.00%                                                $ 42,535,206
                                                                    ============


*     Non income producing security.

(A)   Discount yield at time of purchase.

(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1997, this security amounted to $183,750 or 0.43% of net assets.

CMO   Collateralized Mortgage Obligation

MTN   Medium Term Note



                       See Notes to Financial Statements.

THE GALAXY
VIP FUND
VIP HIGH QUALITY BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

                                                                       VALUE
   PAR VALUE                                                          (NOTE 2)
   ---------                                                        ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 53.64%

                  U.S. TREASURY BONDS - 23.86%

$      135,000    12.00%, 08/15/13                                  $    199,007
       150,000    13.25%, 05/15/14                                       240,018
       150,000    7.50%, 11/15/16                                        175,193
       225,000    7.88%, 02/15/21                                        276,386
       200,000    8.13%, 08/15/21                                        252,382
       400,000    8.00%, 11/15/21                                        498,984
       600,000    7.25%, 08/15/22                                        693,209
       250,000    7.13%, 02/15/23                                        285,520
       785,000    6.38%, 08/15/27                                        828,857
                                                                    ------------
                                                                       3,449,556
                                                                    ------------

                  U.S. TREASURY NOTES - 9.66%

       355,000    5.88%, 02/15/00                                        356,476
       600,000    6.25%, 08/31/00                                        608,135
       400,000    7.00%, 07/15/06                                        431,944
                                                                    ------------
                                                                       1,396,555
                                                                    ------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.39%

       400,075    7.50%, 11/01/12, Pool # 780671                         412,140
       433,224    8.00%, 09/15/17, Pool # 780520                         455,830
       195,671    7.50%, 04/15/27, Pool # 780551                         200,439
                                                                    ------------
                                                                       1,068,409
                                                                    ------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.51%

       500,000    7.55%, 06/10/04, Series SM-2004-F                      514,025
       430,933    6.50%, 09/01/23, Pool # 50911                          427,429
                                                                    ------------
                                                                         941,454
                                                                    ------------

                  U.S. GOVERNMENT BACKED BONDS - 4.86%

         200,000  Private Export Funding Corp., Series B
                  6.49%, 07/15/07                                        206,250
         200,000  State of Israel, Series 7-A
                  Guaranteed: U.S. Government
                  5.45%, 02/15/01                                        197,000
         300,000  Tennessee Valley Authority Power Board
                  Class 1993, Series C
                  6.13%, 07/15/03                                        299,625
                                                                    ------------
                                                                         702,875
                                                                    ------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION (A) - 1.36%

       196,000    6.00%, 01/02/98                                        195,967
                                                                    ------------
                  TOTAL U. S. GOVERNMENT AND
                  AGENCY OBLIGATIONS                                   7,754,816
                                                                    ------------
                  (Cost $7,457,995)

CORPORATE NOTES AND BONDS - 33.17%

                  FINANCE - 22.63%

$        250,000  Associates Corp. of North America                 $    246,563
                  Senior Note
                  5.60%, 01/15/01
         300,000  Associates Corp. of North America                      303,375
                  Senior Note
                  6.50%, 07/15/02
         500,000  Bank One Milwaukee, MTN                                503,125
                  6.35%, 03/19/01
         500,000  CIT Group Holdings, Inc., MTN, Senior                  501,250
                  6.20%, 06/17/99
         500,000  Ford Motor Credit Co., Senior Note
                  6.50%, 02/28/02                                        504,375
         400,000  Keycorp Institutional Capital Corp.
                  Coupon Adjusted Pass-Through, Series A
                  6.63%, 06/15/29 (B)                                    402,480
         500,000  National Rural Utilities
                  Cooperative Finance Corp.
                  6.38%, 10/15/04                                        503,125
         200,000  Pitney Bowes Credit Corp., Series C, MTN
                  6.54%, 07/15/99                                        202,000
         100,000  SunTrust Bank Atlanta
                  Subordinated Note, MTN
                  7.25%, 09/15/06                                        105,000
                                                                    ------------
                                                                       3,271,293
                                                                    ------------

                  CONSUMER PRODUCTS - 6.73%

         400,000  Coca-Cola Enterprises, Inc.
                  7.00%, 11/15/99                                        407,000
         200,000  Coca-Cola Enterprises, Inc., Debenture
                  6.70%, 10/15/36                                        207,500
         240,000  Hershey Foods Corp., Debenture
                  7.20%, 08/15/27                                        257,100
         100,000  International Business Machines Corp.
                  Debenture
                  6.22%, 08/01/27                                        101,500
                                                                    ------------
                                                                         973,100
                                                                    ------------

                  UTILITIES - 3.81%

         400,000  GTE Florida, Inc.
                  Debenture, Series A
                  6.31%, 12/15/02                                        400,000
         150,000  Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07                                        151,500
                                                                    ------------
                                                                         551,500
                                                                    ------------
                  TOTAL CORPORATE NOTES AND BONDS                      4,795,893
                                                                    ------------
                  (Cost $4,733,626)



                       See Notes to Financial Statements.

THE GALAXY
VIP FUND


VIP HIGH QUALITY BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997



                                                            VALUE
   PAR VALUE                                               (NOTE 2)
   ---------                                               ---------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 11.45%

$        200,000  California Infrastructure & Economic
                  Development Bank, Special Purpose Trust
                  Pacific Gas & Electric Co.
                  Series 1997-1, Class A-4
                  6.16%, 06/25/03                           $   200,688
         150,000  California Infrastructure SCE-1
                  Class 1997-1, Series A-3
                  6.17%, 03/25/03                               150,563
         250,000  Chase Credit Card Master Trust
                  Class 1997-2, Series A
                  6.30%, 04/15/03                               251,250
         387,735  Prudential Home Mortgage Securities
                  Class 1996-7,Series A-1, CMO
                  6.75%, 06/25/11                               388,947
         414,312  Rural Housing Trust
                  Class 1987-1, Series 1-D, CMO
                  6.33%, 04/01/26                               413,260
         250,000  Sears Credit Account Master Trust II
                  Class 1996-1, Series A
                  6.20%, 02/16/06                               250,468
                                                            -----------

                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES                  1,655,176
                                                            -----------
                  (Cost $1,644,539)

TOTAL INVESTMENTS - 98.26%                                   14,205,885
                                                            -----------
(Cost $13,836,160)

NET OTHER ASSETS AND LIABILITIES - 1.74%                        251,241
                                                            -----------
NET ASSETS - 100.00%                                       $ 14,457,126
                                                           ============


(A)      Discount yield at time of purchase.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1997, this security amounted to $402,480 or 2.78% of net assets.
CMO      Collateralized Mortgage Obligation
MTN      Medium Term Note




                       See Notes to Financial Statements.

THE GALAXY
VIP FUND


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997



                                                     MONEY MARKET            EQUITY         ASSET ALLOCATION     HIGH QUALITY
                                                         FUND                 FUND               FUND             BOND FUND
                                                         ---                  ---                 ---             ---------
ASSETS:
   Investments (Note 2):
     Investments at cost ......................       $ 15,347,223        $ 43,685,105        $37,154,003       $ 13,836,160
     Net unrealized appreciation ..............                 --          26,141,120          5,550,582            369,725
                                                      ------------        ------------        -----------       ------------
       Total investments at value .............         15,347,223          69,826,225         42,704,585         14,205,885
   Cash .......................................                904                 269                481                259
   Receivable for investments sold ............                 --                  --          2,623,948            154,321
   Receivable for shares sold .................                493              91,986            125,884             51,938
   Interest and dividend receivables ..........              9,243              63,985            247,904            210,365
   Deferred organizational expense (Note 2) ...                293                 133                329                186
                                                      ------------        ------------        -----------       ------------
     Total Assets .............................         15,358,156          69,982,598         45,703,131         14,622,954
                                                      ------------        ------------        -----------       ------------

LIABILITIES:

   Payable for investments purchased ..........                 --                  --          3,105,872            146,024
   Payable for shares repurchased .............                 --              32,022                 75                 23
   Advisory fee payable (Notes 3 & 4) .........              1,996              43,720             25,925              1,766
   Payable to Administrator (Notes 3 & 4) .....              1,755               5,237              5,005              2,112
   Trustees' fees and expenses payable (Note 3)                253                 798                427                183
   Accrued expenses and other payables ........             24,247              37,860             30,621             15,720
                                                      ------------        ------------        -----------       ------------
     Total Liabilities ........................             28,251             119,637          3,167,925            165,828
                                                      ------------        ------------        -----------       ------------
NET ASSETS ....................................       $ 15,329,905        $ 69,862,961        $42,535,206       $ 14,457,126
                                                      ============        ============        ===========       ============



NET ASSETS CONSIST OF:
   Par value (Note 5) .........................       $     15,330        $      3,550        $     2,925       $      1,402
   Paid-in capital in excess of par value .....         15,314,394          43,912,498         36,692,179         14,338,458
   Undistributed net investment income ........                284              16,360             14,468              4,934
   Accumulated net realized gain (loss)
     on investments sold ......................               (103)           (210,567)           275,052           (257,393)
   Net unrealized appreciation of investments .                 --          26,141,120          5,550,582            369,725
                                                      ------------        ------------        -----------       ------------
TOTAL NET ASSETS ..............................       $ 15,329,905        $ 69,862,961        $42,535,206       $ 14,457,126
                                                      ============        ============        ===========       ============



SHARES OF BENEFICIAL INTEREST OUTSTANDING .....         15,329,724           3,550,451          2,925,304          1,401,691

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........       $       1.00        $      19.68        $     14.54       $      10.31
                                                      ============        ============        ===========       ============






                       See Notes to Financial Statements.

THE GALAXY
VIP FUND


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                     MONEY MARKET         EQUITY      ASSET ALLOCATION       HIGH QUALITY
                                                        FUND               FUND             FUND               BOND FUND
                                                        ----               ----             ----               ---------
INVESTMENT INCOME:
   Interest  (Note 2) .........................       $ 858,018        $   673,073       $ 1,073,967        $   791,419
   Dividends (Note 2) .........................              --            665,075           213,516                 --
                                                      ---------        -----------       -----------        -----------
     Total investment income ..................         858,018          1,338,148         1,287,483            791,419
                                                      ---------        -----------       -----------        -----------

EXPENSES:
   Investment advisory fees (Note 3) ..........          61,827            440,287           235,784             65,975
   Administration fees (Note 3) ...............          25,000             25,000            25,000             25,000
   Custody fees ...............................          17,092             13,407            18,688             13,767
   Fund accounting fees (Note 3) ..............          25,602             36,549            34,640             29,304
   Legal fees .................................          10,302             38,957            20,807              8,010
   Audit fees .................................          10,756             12,015            12,015             12,015
   Trustees' fees (Note 3) ....................             410              1,456               778                312
   Amortization of organization costs (Note 2)            3,256              3,256             3,256              3,256
   Reports to shareholders ....................          10,751             45,853            25,849              9,080
   Miscellaneous ..............................           8,808             17,090            14,983              6,367
                                                      ---------        -----------       -----------        -----------
     Total expenses before reimbursement/waiver         173,804            633,870           391,800            173,086
     Less: reimbursement/waiver (Note 4) ......         (69,785)                --           (16,327)           (80,145)
                                                      ---------        -----------       -----------        -----------
     Total expenses net of reimbursement/waiver         104,019            633,870           375,473             92,941
                                                      ---------        -----------       -----------        -----------
NET INVESTMENT INCOME .........................         753,999            704,278           912,010            698,478
                                                      ---------        -----------       -----------        -----------


NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Note 2):
   Net realized gain on investments sold ......               5             95,675         2,548,910            115,244
   Net change in unrealized appreciation
   of investments .............................              --         12,942,969         1,884,101            271,208
                                                      ---------        -----------       -----------        -----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS ................................               5         13,038,644         4,433,011            386,452
                                                      ---------        -----------       -----------        -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .....................       $ 754,004        $13,742,922       $ 5,345,021        $ 1,084,930
                                                      =========        ===========       ===========        ===========







                        See Notes to Financial Statements

THE GALAXY
VIP FUND



STATEMENTS OF CHANGES IN NET ASSETS

                                                                   MONEY MARKET FUND                         EQUITY FUND
                                                                   ----------------                          -----------
                                                                     YEARS ENDED                             YEARS ENDED
                                                                     DECEMBER 31,                            DECEMBER 31,
                                                                 1997              1996                 1997              1996
                                                                 ----              ----                 ----              ----

NET ASSETS AT BEGINNING OF PERIOD ....................     $ 16,295,291        $ 17,925,279        $ 46,241,851        $ 30,826,249
                                                           ------------        ------------        ------------        ------------


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .............................          753,999             852,480             704,278             509,213
   Net realized gain (loss) on investments sold ......                5                  92              95,675             (99,373)
   Net change in unrealized appreciation
      of investments .................................                -                   -          12,942,969           7,121,725
                                                           ------------        ------------        ------------        ------------
      Net increase in net assets
         resulting from operations ...................          754,004             852,572          13,742,922           7,531,565
                                                           ------------        ------------        ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .............................         (753,999)           (852,480)           (687,918)           (509,213)
   In excess of net investment income ................                -                   -                   -                   -
   Return of capital .................................                -                   -                   -              (3,254)
                                                           ------------        ------------        ------------        ------------
      Total Dividends ................................         (753,999)           (852,480)           (687,918)           (512,467)
                                                           ------------        ------------        ------------        ------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ..................        7,556,021           9,677,376          13,908,741          10,270,161
   Issued to shareholders in reinvestment of dividends          753,997             852,480             687,918             512,467
   Costs of shares repurchased .......................       (9,275,409)        (12,159,936)         (4,030,553)         (2,386,124)
                                                           ------------        ------------        ------------        ------------
      Net increase (decrease) from share transactions          (965,391)         (1,630,080)         10,566,106           8,396,504
                                                           ------------        ------------        ------------        ------------
      Net increase (decrease) in net assets ..........         (965,386)         (1,629,988)         23,621,110          15,415,602
                                                           ------------        ------------        ------------        ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......     $ 15,329,905        $ 16,295,291        $ 69,862,961        $ 46,241,851
                                                           ============        ============        ============        ============

(A) Undistributed net investment income ..............     $        284        $        284        $     16,360        $          -
                                                           ============        ============        ============        ============



OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ..............................................        7,556,021           9,677,376             765,837             728,435
   Issued to shareholders in reinvestment of dividends          753,997             852,480              37,145              35,280
   Repurchased .......................................       (9,275,409)        (12,159,936)           (221,254)           (167,823)
                                                           ------------        ------------        ------------        ------------
      Net increase (decrease) in shares outstanding ..         (965,391)         (1,630,080)            581,728             595,892
                                                           ============        ============        ============        ============







                        See Notes to Financial Statements

THE GALAXY
VIP FUND


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 ASSET ALLOCATION FUND               HIGH QUALITY BOND FUND
                                                                 --------------------             ----------------------
                                                                      YEARS ENDED                          YEARS ENDED
                                                                      DECEMBER 31,                         DECEMBER 31,
                                                                 1997              1996              1997                 1996
                                                                 ----              ----              ----                 ----
NET ASSETS AT BEGINNING OF PERIOD ......................    $ 24,114,119        $ 17,245,518      $ 11,814,065        $ 11,066,976
                                                            ------------        ------------      ------------        ------------


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
     Net investment income .............................         912,010             470,807           698,478             646,455
     Net realized gain (loss) on investments sold ......       2,548,910           1,139,968           115,244            (184,947)
     Net change in unrealized appreciation
         (depreciation) of investments .................       1,884,101           1,262,456           271,208            (225,682)
                                                            ------------        ------------      ------------        ------------
         Net increase in net assets
              resulting from operations ................       5,345,021           2,873,231         1,084,930             235,826
                                                            ------------        ------------      ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income .............................        (897,607)           (471,186)         (698,466)           (646,455)
     In excess of net investment income ................              --                (102)               --                 (12)
     Net realized gain on investments ..................      (2,452,737)           (933,720)               --                  --
                                                            ------------        ------------      ------------        ------------
         Total Dividends ...............................      (3,350,344)         (1,405,008)         (698,466)           (646,467)
                                                            ------------        ------------      ------------        ------------

SHARE TRANSACTIONS:
     Net proceeds from sale of shares ..................      15,999,740           6,863,797         3,442,357           2,301,499
     Issued to shareholders in reinvestment of dividends       3,350,344           1,405,008           698,466             646,471
     Costs of shares repurchased .......................      (2,923,674)         (2,868,427)       (1,884,226)         (1,790,240)
                                                            ------------        ------------      ------------        ------------
         Net increase from share transactions ..........      16,426,410           5,400,378         2,256,597           1,157,730
                                                            ------------        ------------      ------------        ------------
         Net increase in net assets ....................      18,421,087           6,868,601         2,643,061             747,089
                                                            ------------        ------------      ------------        ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........    $ 42,535,206        $ 24,114,119      $ 14,457,126        $ 11,814,065
                                                            ============        ============      ============        ============

(A) Undistributed net investment income ................    $     14,468        $         --      $      4,934        $      1,065
                                                            ============        ============      ============        ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
     Sold ..............................................       1,090,906             526,178           338,747             229,617
     Issued to shareholders in reinvestment of dividends         232,254             105,729            69,508              64,993
     Repurchased .......................................        (201,877)           (220,448)         (188,923)           (179,711)
                                                            ------------        ------------      ------------        ------------
         Net increase in shares outstanding ............       1,121,283             411,459           219,332             114,899
                                                            ============         ===========      ============        ============







                        See Notes to Financial Statements

THE GALAXY
VIP FUND


VIP MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                        YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------------
                                                                  1997            1996          1995          1994         1993 (1)
                                                                  ----            ----          ----          ----         --------
Net Asset Value, Beginning of Period ....................    $     1.00      $     1.00     $     1.00   $     1.00    $     1.00
                                                             ----------      ----------     ----------   ----------    -----------
Income from Investment Operations:
   Net investment income (A) ............................          0.05            0.05           0.05         0.04          0.03
   Net realized and unrealized gain (loss) on investments          --              --             --           --            --
                                                             ----------      ----------     ----------   ----------    -----------
     Total from Investment Operations ...................          0.05            0.05           0.05         0.04          0.03
                                                             ----------      ----------     ----------   ----------    -----------

Less Dividends:
   Dividends from net investment income .................         (0.05)          (0.05)         (0.05)       (0.04)        (0.03)
   Dividends from net realized capital gains ............          --              --             --           --            --
                                                             -----------     -----------    ----------   ------------  -----------
     Total Dividends ....................................         (0.05)          (0.05)         (0.05)       (0.04)        (0.03)
                                                             -----------     -----------    ----------   ------------  -----------

Net increase (decrease) in net asset value ..............          --              --             --           --            --
                                                             ----------      ----------     ----------   ----------    -----------
Net Asset Value, End of Period ..........................    $     1.00      $     1.00     $     1.00   $     1.00    $     1.00
                                                             ==========      ==========     ==========   ==========    ==========




Total Return ............................................          4.99%           4.91%          5.38%        3.89%         2.74%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................    $   15,330      $   16,295     $   17,925   $   13,276    $   10,864
Ratios to average net assets:
   Net investment income including reimbursement/waiver .          4.88%           4.80%          5.25%        3.85%         3.00%*
   Operating expenses including reimbursement/waiver ....          0.67%           0.60%          0.63%        0.42%         0.13%*
   Operating expenses excluding reimbursement/waiver ....          1.12%           1.02%          1.11%        1.21%         2.00%*


*        Annualized
**       Not Annualized
(1)      The Fund commenced operations on February 2, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.05, $0.05, $0.05, $0.03 and $0.01, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

VIP EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                   YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                 1997       1996             1995           1994        1993 (1)
                                                                 ----       ----             ----           ----        --------
Net Asset Value, Beginning of Period ..................       $ 15.58     $  12.99         $  10.40       $ 10.25       $ 10.00
                                                              -------     --------         --------       -------       -------

Income from Investment Operations:
   Net investment income (A) ..........................          0.21         0.19             0.18          0.20          0.16
   Net realized and unrealized gain on investments ....          4.10         2.59             2.59          0.15          0.25
                                                              -------     --------         --------       -------       -------
     Total from Investment Operations .................          4.31         2.78             2.77          0.35          0.41
                                                              -------     --------         --------       -------       -------

Less Dividends:
   Dividends from net investment income ...............         (0.21)       (0.19)           (0.18)        (0.20)        (0.16)
   Dividends from net realized capital gains ..........            --           --               --            --            --
                                                              -------     --------         --------       -------       -------
     Total Dividends ..................................         (0.21)       (0.19)           (0.18)        (0.20)        (0.16)
                                                              -------     --------         --------       -------       -------

Net increase in net asset value .......................          4.10         2.59             2.59          0.15          0.25
                                                              -------     --------         --------       -------       -------
Net Asset Value, End of Period ........................       $ 19.68     $  15.58         $  12.99       $ 10.40       $ 10.25
                                                              =======     ========         ========       =======       =======



Total Return ..........................................         27.74%       21.49%           26.76%         3.47%         4.15%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .....................       $69,863     $ 46,242         $ 30,826       $19,391       $12,909
Ratios to average net assets:
   Net investment income including reimbursement/waiver          1.20%        1.34%            1.55%         2.06%         2.23%*
   Operating expenses including reimbursement/waiver ..          1.08%        1.10%            1.21%         0.71%         0.20%*
   Operating expenses excluding reimbursement/waiver ..          1.08%        1.10%            1.24%         1.42%         2.60%*
Portfolio Turnover Rate ...............................             1%           8%               3%            2%            5%**
Average Commission Rate Paid (B) ......................       $0.0691     $ 0.0676              N/A           N/A           N/A


*        Annualized
**       Not Annualized
(1)      The Fund commenced operations on January 11, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.21, $0.19, $0.18, $0.13 and $(0.02), respectively.
(B) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.



                        See Notes to Financial Statements

                                 VIP ASSET ALLOCATION FUND
                  THE GALAXY     FINANCIAL HIGHLIGHTS
                  VIP FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                                1997         1996        1995         1994        1993(1)
                                                             --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................    $  13.37     $  12.38     $   9.80     $  10.33     $  10.00
                                                             --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) ............................        0.40         0.30         0.28         0.31         0.18
   Net realized and unrealized gain (loss) on investments        2.11         1.53         2.58        (0.53)        0.35
                                                             --------     --------     --------     --------     --------
     Total from Investment Operations ...................        2.51         1.83         2.86        (0.22)        0.53
                                                             --------     --------     --------     --------     --------

Less Dividends:
   Dividends from net investment income .................       (0.40)       (0.30)       (0.28)       (0.31)       (0.18)
   Dividends from net realized capital gains ............       (0.94)       (0.54)        --           --          (0.02)
                                                             --------     --------     --------     --------     --------
     Total Dividends ....................................       (1.34)       (0.84)       (0.28)       (0.31)       (0.20)
                                                             --------     --------     --------     --------     --------

Net increase (decrease) in net asset value ..............        1.17         0.99         2.58        (0.53)        0.33
                                                             --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................    $  14.54     $  13.37     $  12.38     $   9.80     $  10.33
                                                             ========     ========     ========     ========     ========

Total Return ............................................       19.03%       14.64%       29.42%       (2.15)%       5.33%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................    $ 42,535     $ 24,114     $ 17,246     $ 10,572     $ 11,800
Ratios to average net assets:
   Net investment income including reimbursement/waiver .        2.90%        2.31%        2.54%        3.02%        3.01%*
   Operating expenses including reimbursement/waiver ....        1.19%        1.33%        1.37%        0.78%        0.26%*
   Operating expenses excluding reimbursement/waiver ....        1.25%        1.33%        1.54%        1.68%        3.11%*
Portfolio Turnover Rate .................................          74%          45%          46%          28%          10%**
Average Commission Rate Paid (B) ........................    $ 0.0664     $ 0.0693          N/A          N/A          N/A

----------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on February 6, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.39, $0.30, $0.26, $0.22 and $0.01, respectively.
(B) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.


                        See Notes to Financial Statements

                                  VIP HIGH QUALITY BOND FUND
                   THE GALAXY     FINANCIAL HIGHLIGHTS
                   VIP FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------
                                                               1997        1996         1995       1994      1993(1)
                                                            --------     -------     --------    -------    -------
Net Asset Value, Beginning of Period ....................   $   9.99     $ 10.37     $   8.97    $ 10.11    $ 10.00
                                                            --------     -------     --------    -------    -------
Income from Investment Operations:
   Net investment income (A) ............................       0.58        0.58         0.57       0.56       0.47
   Net realized and unrealized gain (loss) on investments       0.32       (0.38)        1.40      (1.14)      0.12
                                                            --------     -------     --------    -------    -------
     Total from Investment Operations ...................       0.90        0.20         1.97      (0.58)      0.59
                                                            --------     -------     --------    -------    -------

Less Dividends:
   Dividends from net investment income .................      (0.58)      (0.58)       (0.57)     (0.56)     (0.47)
   Dividends from net realized capital gains ............       --          --           --         --        (0.01)
                                                            --------     -------     --------    -------    -------
     Total Dividends ....................................      (0.58)      (0.58)       (0.57)     (0.56)     (0.48)
                                                            --------     -------     --------    -------    -------

Net increase (decrease) in net asset value ..............       0.32       (0.38)        1.40      (1.14)      0.11
                                                            --------     -------     --------    -------    -------
Net Asset Value, End of Period ..........................   $  10.31     $  9.99     $  10.37    $  8.97    $ 10.11
                                                            ========     =======     ========    =======    =======

Total Return ............................................       9.36%       1.57%       22.55%     (5.85)%     6.04%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................   $ 14,457     $11,814     $ 11,067    $ 8,012    $ 9,802
Ratios to average net assets:
   Net investment income including reimbursement/waiver .       5.82%       5.78%        5.86%      5.90%      5.30%*
   Operating expenses including reimbursement/waiver ....       0.77%       0.72%        0.80%      0.57%      0.22%*
   Operating expenses excluding reimbursement/waiver ....       1.44%       1.38%        1.57%      1.63%      2.92%*
Portfolio Turnover Rate .................................        160%        132%          21%        32%         7%**

----------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on January 21, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.51, $0.51, $0.50, $0.46 and $0.23, respectively.


                        See Notes to Financial Statements

                           THE GALAXY
                           VIP FUND          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts in connection with variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market, Equity, Asset Allocation and High Quality Bond Funds (individually a "Fund,"collectively, the "Funds"), the four managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

   PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market and High Quality Bond Funds, and declared and paid quarterly with respect to the Equity and Asset Allocation Funds. Net realized capital gains, if any, are distributed at least annually.

   Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

   EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

   ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

                      THE GALAXY
                      VIP FUND        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER
   RELATED PARTY TRANSACTIONS

   The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity and Asset Allocation Funds and 0.55% for the High Quality Bond Fund (see Note 4).

   The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, Investor Services Group also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, N.A., for its services.


   First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares.

   Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, Trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and Galaxy an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and Galaxy and the President and Treasurer of the Trust and Galaxy were entitled to additional annual fees for their services in these capacities.

   Each Trustee is eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, Galaxy and Galaxy II.

   Expenses for the year ended December 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Advisor and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisor and Administrator may, at their discretion, revise or discontinue the voluntary limitations at any time.

   For the year ended December 31, 1997, the Investment Advisor and Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         FEES WAIVED BY       FEES WAIVED BY
FUND                   INVESTMENT ADVISOR      ADMINISTRATOR
----                   ------------------      -------------
Money Market              $     38,641         $    30,000
High Quality Bond               47,982              30,000

   The Investment Advisor may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 1997, the Investment Advisor agreed to reimburse the Money Market Fund, the Asset Allocation Fund, and the High Quality Bond Fund in the amounts of $1,144, $16,327, and $2,163, respectively.

                        THE GALAXY
                        VIP FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into four classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; and Class D - High Quality Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1997 were as follows:

                             PURCHASES                             SALES
                             ---------                             -----
  FUND                 OTHER         GOVERNMENT            OTHER          GOVERNMENT
  ----                 -----         ----------            -----          ----------
Equity             $ 4,918,073       $      --         $   244,280       $      --
Asset
  Allocation        19,056,655        11,201,861        10,770,052         8,968,818
High Quality
  Bond               7,012,920        13,912,691         6,509,056        12,305,948

   The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at December 31, 1997 for each Fund is as follows:

  FUND            APPRECIATION   (DEPRECIATION)        NET              COST
  ----            ------------   --------------        ---              ----
Money
  Market          $        --    $        --       $        --      $15,347,223
Equity             26,283,255       (142,135)       26,141,120       43,685,105
Asset
  Allocation        5,950,677       (407,738)        5,542,939       37,161,646
High Quality
  Bond                368,179         (9,564)          358,615       13,847,270

7. CAPITAL LOSS CARRYFORWARD

   At December 31, 1997, the Funds had capital loss carryforwards as follows:

  FUND                      AMOUNT          EXPIRATION
  ----                      ------          ----------
  Money Market            $     74             2002
                                29             2003

  Equity                    93,725             2002
                            17,469             2003
                            99,373             2004

  High Quality Bond         50,568             2002
                            26,958             2003
                           159,052             2004

8. POST OCTOBER LOSSES
   Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1997, the High Quality Bond Fund elected to defer losses occurring between November 1, 1997 and December 31, 1997 in the amount of $9,705.

9. FEDERAL INCOME TAX INFORMATION (UNAUDITED)
   Distributions from long-term capital gains for the fiscal year ended December 31, 1997 were $2,058,142 for the Asset Allocation Fund.

                THE GALAXY
                VIP FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE GALAXY VIP FUND:

   We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund (four series of The Galaxy VIP Fund), including the portfolios of investments, as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy VIP Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy VIP Fund as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                       COOPERS & LYBRAND  L.L.P.

Boston, Massachusetts
February 6, 1998

                                 GALAXY VIP FUND
                                  INFORMATION


      THE GALAXY VIP FUND

           TRUSTEES
         AND OFFICERS
     Dwight E. Vicks, Jr.
     Chairman and Trustee

        John T. O'Neill
     President, Treasurer
          and Trustee

      Louis DeThomasis,
        F.S.C., Ph.D.
            Trustee

       Donald B. Miller
            Trustee

         James M. Seed
            Trustee

      Bradford S. Wellman
            Trustee

           W. Bruce
      McConnel, III, Esq.
           Secretary

         Jylanne Dunne
       Vice President &
      Assistant Treasurer


     INVESTMENT ADVISOR
      Fleet Investment
        Advisors Inc.
       75 State Street
    Boston, Massachusetts
         02109-1810


          DISTRIBUTOR
          First Data
      Distributors, Inc.
      4400 Computer Drive
         Westborough,
   Massachusetts 01581-5108


         ADMINISTRATOR
     First Data Investor
     Services Group, Inc.
      4400 Computer Drive
         Westborough,
   Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund and for American Skandia Life Assurance Corporation Variable Account E, which contain more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectuses carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                              [RECYCLING GRAPHIC]
                   This report was printed on recycled paper.

                                                                BULK RATE
      GALAXY       4400 Computer Drive                        U.S. POSTAGE
      VIP FUND     Box 5108                                       PAID
                   Westborough, MA 01581-5108                 SMITHTOWN, NY
                                                             PERMIT NO. 700